                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                              Date of Report (Date
                          of earliest event reported):

                                  July 10, 2002



                         WORLD OMNI AUTO RECEIVABLES LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2002-A
                     (Issuer with respect to the Securities)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                    333-69732
                            (Commission File Number)

                                   52-2184798
                (Registrant's I.R.S. Employer Identification No.)

                         World Omni Auto Receivables LLC
                              190 N.W. 12th Avenue
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

Item 5.  Other Events

         In the prospectus supplement dated June 25, 2002, issued under Registration Statement No. 333-69732, the Registrant stated that, following the cutoff date, which is June 30, 2002, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth in the prospectus supplement regarding the characteristics of the final pool of receivables of the World Omni Auto Receivables Trust 2002-A. Set forth below is such information:

                Composition of the Receivables in the Final Pool
                           as of the Cutoff Date
Aggregate Principal Balance ............................     $  850,001,035.79
Number of Receivables ..................................     50,782
Average Principal Balance ..............................     $16,738.23
Average Original Amount Financed .......................     $18,375.71
Range of Original Amount Financed ......................     $7,500.00 to $50,000.00
Weighted Average Annual Percentage Rate ................     7.42%
Range of Annual Percentage Rates .......................     0.00% to 20.00%
Weighted Average Original Term to Maturity .............     58.11 months
Range of Original Terms to Maturity ....................     24 months to 72 months
Weighted Average Remaining Term to Maturity ............     53.19 months
Range of Remaining Terms to Maturity ...................     19 months to 72 months

         As of the cutoff date, approximately 63.20% of the aggregate principal balance of the receivables in the final pool, constituting approximately 56.89% of the total number of receivables in the final pool, represented financings of new vehicles, and approximately 36.80% of the aggregate principal balance of the receivables in the final pool, constituting approximately 43.11% of the total number of receivables in the final pool, represented financings of used vehicles.

         The following table sets forth information regarding the geographic distribution of the receivables in the final pool as of the cutoff date for the states with the largest concentrations of receivables. No other state accounts for more than 1.59% of the aggregate principal balance of the receivables in the final pool. The breakdown by state is based on the billing address of the obligor on the receivables. The percentages in the table may not add up to 100% because of rounding.

                           Geographic Distribution of the Receivables in the Final Pool
                                              as of the Cutoff Date

                                           Percentage of                            Percentage of
                           Number of         Number of          Aggregate        Aggregate Principal
         State            Receivables       Receivables     Principal Balance          Balance
--------------            -----------      -------------    -----------------    -------------------
Florida ...............     17,988              35.42%       $305,150,447.77             35.90%
Georgia ...............      9,693              19.09         174,434,820.76             20.52
Alabama ...............      9,882              19.46         147,898,593.83             17.40
North Carolina ........      6,167              12.14         107,248,346.53             12.62
South Carolina ........      2,678               5.27          45,927,177.79              5.40
All Others ............      4,374               8.61          69,341,649.11              8.16
                            ------             ------        ---------------            ------

         Total ........     50,782             100.00%       $850,001,035.79            100.00%
                            ======             ======        ===============            ======

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

     The following table sets forth information regarding the distribution of the receivables in the final pool by annual percentage rate as of the cutoff date. Percentages in the table may not add up to 100% because of rounding.

   Distribution of the Receivables in the Final Pool by Annual Percentage Rate
                              as of the Cutoff Date


                                                                                                      Percentage of
                                                            Percentage of                               Aggregate
                                             Number of        Number of       Aggregate Principal       Principal
Annual Percentage Rate Range                Receivables      Receivables            Balance              Balance
----------------------------                -----------     -------------     -------------------     -------------
0.000 - 1.000% .............................    5,623           11.07%          $ 93,810,373.97            11.04%
1.001 - 2.000% .............................      555            1.09              8,537,393.28             1.00
2.001 - 3.000% .............................    1,194            2.35             17,409,505.04             2.05
3.001 - 4.000% .............................    1,454            2.86             28,640,710.29             3.37
4.001 - 5.000% .............................    2,363            4.65             46,615,691.18             5.48
5.001 - 6.000% .............................    4,786            9.42             83,711,728.91             9.85
6.001 - 7.000% .............................    5,601           11.03             98,769,691.07            11.62
7.001 - 8.000% .............................    8,219           16.18            135,688,337.48            15.96
8.001 - 9.000% .............................    7,320           14.41            118,820,869.92            13.98
9.001 - 10.000% ............................    4,180            8.23             68,165,291.61             8.02
10.001 - 11.000% ...........................    2,088            4.11             35,249,317.05             4.15
11.001 - 12.000% ...........................    2,045            4.03             33,588,106.69             3.95
12.001 - 13.000% ...........................    1,254            2.47             20,796,250.88             2.45
13.001 - 14.000% ...........................      862            1.70             13,648,081.81             1.61
14.001 - 15.000% ...........................      610            1.20              9,806,072.75             1.15
15.001 - 16.000% ...........................      492            0.97              7,541,479.04             0.89
16.001 - 17.000% ...........................      579            1.14              9,719,771.40             1.14
17.001 - 18.000% ...........................      341            0.67              5,030,659.52             0.59
18.001 - 19.000% ...........................      836            1.65              9,921,218.59             1.17
19.001 - 20.000% ...........................      380            0.75              4,530,485.31             0.53
                                               ------          ------            --------------           ------

         Total .............................   50,782          100.00%          $850,001,035.79           100.00%
                                               ======          ======            ==============           ======



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WORLD OMNI AUTO RECEIVABLES LLC
                                         (Registrant)

                                         /s/ Alan Kirschenbaum
                                         ---------------------------------------
Dated:  July 10, 2002                    By:  Alan Kirschenbaum
                                         Its:  Assistant Treasurer



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